SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 23, 2001
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                             WebLink Wireless, Inc.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  0-28196                   75-2575229
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(State or Other Jurisdiction    (Commission File             (IRS Employer
      of Incorporation)              Number)               Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                            75219
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   214-765-4000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 3.  Bankruptcy or Receivership.

On May 23, 2001, WebLink Wireless, Inc. (the "Company") and two of its subsidiaries, PageMart PCS, Inc. and PageMart II, Inc., filed voluntary petitions for relief under chapter 11 of title 11 the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the Northern District of Texas. The Bankruptcy Cases are being jointly administered under Case No. 01-34275-SAF-11.

Attached hereto and included herein by reference is the Company's press release issued on May 24, 2001. The press release is attached to this report as Exhibit 99.1

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS

99.1  Press release dated May 24, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WebLink Wireless, Inc.


                                            By: /s/ Frederick G. Anderson
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                                               Name:  Frederick G. Anderson
                                               Title: Vice President, General
                                                      Counsel, and Secretary

May 24, 2001


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                                 EXHIBIT INDEX


Exhibit No.                       Description
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   99.1                           Press release dated May 24, 2001.




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